UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 3, 2007
NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other	(Commission File	(IRS Employer Identification No.)
jurisdiction of	Number)
incorporation or
organization)

12790 El Camino Real	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.
On May 3, 2007, Neurocrine Biosciences, Inc. announced its financial results for the quarter ended March 31, 2007. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	EXHIBITS. The following exhibit is filed herewith:

Exhibit
Number	Description of Exhibit
99.1	Press Release dated May 3, 2007

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2007	NEUROCRINE BIOSCIENCES, INC.
/s/ Timothy P. Coughlin
Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
99.1	Press release dated May 3, 2007